CONSULTING AGREEMENT
                                                  AMENDMENT #1



         THIS AMENDMENT AGREEMENT #1, made and entered into between Aptus Corp., a Delaware corporation ("Aptus"), and Mark Andre ("Consultant). Aptus and Consultant are referred to collectively herein as the "Parties".

         WHEREAS, the Parties have entered into a Consulting Agreement on January 23, 2004; and

         WHEREAS, the Parties desire to amend the Consulting Agreement as follows:



3. TERM. The term of this agreement is for a period of two years, commencing on the earlier to occur of April 15, 2004 or when the gross revenues of Aptus exceed $40,000.00 in any one calendar month period and shall end two (2) years thereafter. This term shall not be terminated by Aptus before April 14, 2006 for any reason



         IN WITNESS WHEREOF, the Parties hereto have signed this Consulting Agreement Amendment #1 on the dates that appear below.


/s/ Mark Andre                              April 15, 2004
____________________________________        ______________
Mark Andre, Consultant                               Date






Aptus Corp.


      /s/ John P. Gorst                   April 15, 2004
By: ___________________________________     ______________
         John P. Gorst, President                    Date